UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2023

Arteris, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40960	27-0117058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 Millich Dr. Suite 200 Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 470-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	AIP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On March 23, 2023, the Audit Committee (the “Committee”) of the Board of Directors of Arteris, Inc. (the “Company”) dismissed Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm, effective immediately. The report of Moss Adams on the Company’s consolidated financial statements for the calendar years ended December 31, 2021 and 2022 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the calendar years ended December 31, 2021 and 2022 and in the subsequent interim period through March 23, 2023, there were no “disagreements” with Moss Adams on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures, which, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the matter in their report. There were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) during the two calendar years ended December 31, 2021 and 2022, or in the subsequent period through March 23, 2023.

The Company has provided Moss Adams with a copy of the foregoing disclosures and requested that Moss Adams furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Moss Adams agrees with the above statements. A copy of Moss Adams’ letter, dated March 24, 2023, is filed as Exhibit 16.1 to this Form 8-K.

(b) On March 23, 2023, the Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2023, effective immediately.

During the calendar years ended December 31, 2021 and 2022 and the subsequent interim period through March 23, 2023, neither the Company nor anyone on its behalf consulted with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from Moss Adams LLP to the Securities and Exchange Commission dated March 24, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arteris, Inc.

Date: March 27, 2023	By:	/s/ Nicholas B. Hawkins
	Name:	Nicholas B. Hawkins
	Title:	Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)